Capital Management - Percentages of Liabilities to Assets Ratio Used for Monitoring Capital (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2025 TWD ($)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 TWD ($)
Disclosure of objectives, policies and processes for managing capital [abstract]
Total liabilities	$ 21,365,309	$ 681,075	$ 20,376,534
Total assets	$ 45,352,421	$ 1,445,726	$ 45,379,852
Liabilities to assets ratio	47.11%	47.11%	44.90%